UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 19, 2011

Tangoe, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35247	06-1571143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Executive Blvd., Orange, Connecticut	06477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 859-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 19, 2011, Tangoe, Inc. (the “Company”) and Snow Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ProfitLine, Inc., a Delaware corporation (“ProfitLine”), and Doug Carlise, solely in his capacity as Stockholder Representative under the Merger Agreement, under which the parties agreed to the merger of the Acquisition Sub with and into ProfitLine (the “Merger”) with ProfitLine surviving the Merger as a wholly owned subsidiary of the Company.

On the same day, the Merger was effected in accordance with the terms of the Merger Agreement.  At the closing of the Merger, the Acquisition Sub paid consideration of $14,500,000 in cash.  In addition, up to an additional $9,000,000 is payable in cash in installments of up to $4,500,000 on each of December 19, 2012 and June 19, 2013, subject to set-off rights of the Company and the surviving corporation with respect to indemnities given by the former stockholders of ProfitLine under the Merger Agreement.  Among other things, these indemnity obligations relate to representations and warranties given by ProfitLine under the Merger Agreement.  Certain of the indemnities are subject to limitations, including a threshold, certain caps and a limited survival period.

ProfitLine is a global provider of telecom expense and mobility management services.  Prior to the execution of the Merger Agreement, to the knowledge of the Company and the Acquisition Sub, neither of the Company and the Acquisition Sub, nor any of their respective affiliates, nor any director or officer of the Company or the Acquisition Sub nor any associate of any such director or officer, had any material relationship with ProfitLine or any stockholder of ProfitLine.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than March 3, 2012.

(b)           Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than March 3, 2012.

(d)           Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGOE, INC.

Date: December 19, 2011	By:	/s/ Albert R. Subbloie, Jr.
Albert R. Subbloie, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of December 19, 2011, by and among Tangoe, Inc., Snow Acquisition Sub, Inc., ProfitLine, Inc. and Doug Carlise, solely in his capacity as Stockholder Representative